UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2015

CTI BIOPHARMA CORP.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

At the special meeting of shareholders of CTI BioPharma Corp. (the “Company”) held on February 27, 2015 in Seattle, WA (the “Special Meeting”), the Company’s shareholders approved an amendment (the “Articles Amendment”) to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles”). Such changes contained in the Articles Amendment apply to the rights of all holders of the Company’s capital stock. The information included below under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Articles Amendment, which became effective upon its filing with the Secretary of State of the State of Washington on February 27, 2015, increases the total number of authorized shares from 215,333,333 to 315,333,333 and increases the total number of authorized shares of common stock from 215,000,000 to 315,000,000.

The foregoing summary of the Articles Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On February 27, 2015, at the Special Meeting, the Company’s shareholders approved the proposal listed below. The proposal is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 14, 2015. The results are as follows:

Approval of an Amendment to the Articles to Increase the Number of Authorized Shares

The Company’s shareholders voted on a proposal to approve the Articles Amendment to increase the total number of authorized shares from 215,333,333 to 315,333,333 and to increase the total number of authorized shares of common stock from 215,000,000 to 315,000,000. The results of the voting included 96,919,140 votes for, 6,453,549 votes against, 526,292 votes abstained and no broker non-votes. The Articles Amendment was approved.

Item 7.01.  Regulation FD Disclosure.

On February 27, 2015, the Company plans to issue a press release in Italy regarding the Articles Amendment entitled “CTI BioPharma Reports Results of Special Meeting of Shareholders and Amendment to Articles of Incorporation”. A copy of the English translation of the press release is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description	Location

3.1	Amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, dated February 27, 2015.	Filed herewith.

99.1	English translation of Press Release of CTI BioPharma Corp., dated February 27, 2015.	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: February 27, 2015	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and
Administration

EXHIBIT INDEX

Exhibit No.	Description	Location

3.1	Amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, dated February 27, 2015.	Filed herewith.

99.1	English translation of Press Release of CTI BioPharma Corp., dated February 27, 2015.	Furnished herewith.